UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2015

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 350, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director.
Effective January 22, 2015, NeoStem, Inc. (the “NeoStem” or the “Company”) appointed Robert S. Vaters, the Company's President and Chief Financial Officer, to its Board of Directors as set forth in his employment agreement and as previously disclosed in the Company's 8-K filed on January 5, 2015.

Also effective January 22, 2015, the Company appointed Peter G. Traber, M.D., age 59, to serve as an independent member of its Board of Directors and as the Chair of the Board's Science and Technology Committee. Dr. Traber has extensive experience in medicine, science and the pharmaceutical industry.  Since 2011 he has been President and  Chief Executive Officer of  Galectin Therapeutics (NASDAQ: GALT), its Chief Medical Officer since 2010, and a member of its Board since 2009.  Galectin is  a publicly traded biotechnology company that is developing carbohydrate-based therapies for the treatment of fibrotic liver disease and cancer. Notably, he is president emeritus of Baylor College of Medicine, where he was Chief Executive Officer from 2003 to 2008. Dr. Traber also has extensive big pharma leadership experience serving from 2000 to 2003 as Senior Vice President of clinical development and medical affairs and Chief Medical Officer of GlaxoSmithKline (NYSE: GSK). He has also served as CEO of the University of Pennsylvania Health System, Chair of the Department of Internal Medicine, and Chief of Gastroenterology for the University of Pennsylvania School of Medicine.

Dr. Traber has managed a molecular biology research laboratory and published more than 100 research articles, reviews, and book chapters. He received his MD from Wayne State School of Medicine, a BS in chemical engineering from the University of Michigan, and a certificate in medical leadership from Wharton Business School.

Item 7.01 Regulation FD Disclosure.
On January 22, 2015 NeoStem issued a press release announcing Dr. Traber's appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated January 22, 2015*

 *     Exhibit 99.1 is furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NEOSTEM, INC.

By:     /s/ Catherine M. Vaczy, Esq.
Name:     Catherine M. Vaczy, Esq.
Title:    General Counsel

Dated:    January 22, 2015